Stockholders' Equity	6 Months Ended
Jun. 30, 2013
Stockholders' Equity
13.	STOCKHOLDERS’ EQUITY:

Stock Repurchases

On December 17, 2012, the Company announced that its board of directors authorized a share repurchase program for up to $100.0 million of the Company’s common stock using cash on hand and borrowings under its revolving credit line, to be implemented through open market transactions on U.S. exchanges or in privately negotiated transactions, in accordance with applicable securities laws, with any market purchases to be made during open trading window periods or pursuant to any applicable Securities and Exchange Commission Rule 10b5-1 trading plans.

During the six months ended June 30, 2013, the Company completed its repurchases under the repurchase program by repurchasing approximately 2.3 million shares of its common stock for an aggregate purchase price of approximately $100.0 million, which the Company funded using cash on hand and borrowings under the revolving credit line of the the Company’s credit facility. The repurchased stock was cancelled by the Company and has been reflected as a reduction of retained earnings in the accompanying condensed consolidated financial statements.

Dividends

On February 14, 2013, the Company’s board of directors declared the Company’s first quarter cash dividend in the amount of $0.50 per share of common stock, or an aggregate of approximately $25.8 million in cash, which was paid on April 12, 2013 to stockholders of record as of the close of business on March 28, 2013.

On June 3, 2013, the Company’s board of directors declared the Company’s second quarter cash dividend in the amount of $0.50 per share of common stock, or an aggregate of approximately $25.3 million in cash, which was paid on July 15, 2013 to stockholders of record as of the close of business on June 28, 2013.